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                                                                   Exhibit 10.7

                                 SEVENTH AMENDMENT TO
                              REVOLVING CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Seventh Amendment") is made and entered into as of the 17th day of June, 1997, by and among GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Parent") and its Subsidiaries listed on the signature pages hereto (the Parent and each such Subsidiary is individually referred to herein as a "Borrower," and collectively as the "Borrowers"), and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

    WHEREAS, the Borrowers and the Bank entered into a Revolving Credit Agreement dated as of July 3, 1995 as amended by the First Amendment to Revolving Credit Agreement dated as of September 15, 1995, the Second Amendment to Revolving Credit Agreement dated as of December 22, 1995, the Third Amendment to Revolving Credit Agreement dated as of March 29, 1996, the Fourth Amendment to Revolving Credit Agreement dated as of October 1, 1996, the Fifth Amendment to Revolving Credit Agreement dated as of February 21, 1997, and the Sixth Amendment to Revolving Credit Agreement dated as of March 17, 1997 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrowers on the terms set forth therein;

    WHEREAS, the Bank and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

    NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

    2.   Amendment to Section 8.2(a) of the Credit Agreement.

    Section 8.2(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

         "(a) the Borrowers will not create, incur or assume any Indebtedness other than (i) Indebtedness to the Bank; (ii) Indebtedness incurred after the date hereof in respect of the acquisition of property or in respect of new capital leases which does not exceed $500,000 in the aggregate; (iii) current liabilities of the Borrowers not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended; (iv) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken; (v)

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         Indebtedness not included above and listed on Schedule 8.2(a) hereto or on the Form 10-Q of the Parent dated March 31, 1995; (vi) Indebtedness consisting of intercompany loans among the Borrowers (except such loans as would render any of the Borrowers insolvent);
         (vii) Indebtedness of BioDevelopment Laboratories, Inc. outstanding at the time of acquisition thereof with respect to a standby letter of credit issued by Silicon Valley Bank or any replacement thereof in an aggregate amount not to exceed $157,500; (viii) Indebtedness to the Guarantor arising under the Convertible Debt and Development Funding Agreement dated as of March 29, 1996, as such agreement may be amended, restated or supplemented from time to time, provided that the principal amount of such Indebtedness shall not be increased; and provided further that such Indebtedness is subordinated to the Obligations on terms satisfactory to the Bank;
         (ix) Indebtedness of (a) TSI Corporation to Finova Technology Finance, Inc. (formerly Financing for Science International, Inc. ("Finova")) pursuant to the terms of the Master Equipment Lease Agreement dated as of September 27, 1994 by and between TSI Corporation and Financing for Science International, Inc., and of the Parent, Argus Research Laboratories, Inc., TSI Mason Laboratories, Inc., TSI Redfield Laboratories, Inc., and TSI Washington Laboratories, Inc. to Finova pursuant to guaranties of such lease; and (b) the Parent to Transamerica Business Credit Corporation ("TBCC") pursuant to the terms of the Master Lease Agreement dated as of December 30, 1996 by and between TBCC and the Parent, and of TSI Corporation, BioDevelopment Laboratories, Inc., TSI Mason Laboratories, Inc., TSI Washington Laboratories, Inc., TSI Redfield Laboratories, Inc., and Argus Research Laboratories, Inc.
         to TBCC pursuant to guaranties of such lease, provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $5,300,000; (x) Indebtedness of TSI Redfield Laboratories, Inc. to Jefferson County, Arkansas in an aggregate principal amount not to exceed $350,000, and Indebtedness of the Parent with respect to the guaranty thereof; (xi) Indebtedness of TSI Redfield Laboratories, Inc. to Simmons First National Bank in an aggregate principal amount not to exceed $1,050,000, and Indebtedness of the Parent and TSI Corporation with respect to the guaranty thereof;
         (xii) Indebtedness of Argus Research Laboratories, Inc. to Unisys Leasing Corporation in an aggregate principal amount not to exceed $145,000 and Indebtedness of the Parent with respect to the guaranty thereof; and (xiii) Indebtedness of TSI Mason Laboratories, Inc. to the Massachusetts Development Finance Agency in an aggregate principal amount not to exceed $5,000,000, and Indebtedness of the Parent with respect to the guaranty thereof."

    3.   Amendment to Section 8.2(b) of the Credit Agreement.

    Section 8.2(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

         "(b) the Borrowers will not create or incur any Liens on any of the property or assets of the Borrowers except (i) Liens securing taxes or other governmental charges not yet due; (ii) deposits or pledges made in connection with social

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         security obligations; (iii) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due; (iv) easements, rights-of-way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect; (v) purchase money security interests in or purchase money mortgages on real or personal property securing purchase money Indebtedness permitted by Section 8.2(a)(ii), covering only the property so acquired; (vi) other Liens existing on the date hereof and listed on Schedule 8.2(b) hereto or existing on the date hereof and securing Indebtedness not to exceed $500,000 in the aggregate; (vii) the rights of lessors under capital leases permitted by Section 8.2(a) hereof; (viii) subject to the terms and conditions of Section 8.2(a)(ii), purchase money liens on the assets of any Subsidiary at the time such Subsidiary is acquired by the Parent pursuant to Section 8.2(f) hereof, provided that such Liens may cover only the property so acquired; (ix) mortgage Liens on the real property owned by TSI Redfield Laboratories, Inc. in favor of Jefferson County, Arkansas and Simmons First National Bank securing Indebtedness permitted by Section 8.2(a)(x) and (xi) hereof; (x) Liens on the personal property of TSI Redfield Laboratories, Inc. securing the Indebtedness permitted by Section
         8.2 (a)(xi) hereof; (xi) a mortgage Lien on the real property located at 55 Union Street, Worcester, Massachusetts owned by TSI Mason Laboratories, Inc. securing the Indebtedness permitted by
         Section 8.2(a)(xiii) hereof; and (xii) Liens on the personal property of TSI Mason Laboratories, Inc. purchased with the proceeds of and securing the Indebtedness permitted by Section 8.2(a)(xiii) hereof.

    4.   Ratification, etc.

    Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Seventh Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Seventh Amendment. By executing this Seventh Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Seventh Amendment.

    5.   GOVERNING LAW.

    THIS SEVENTH--AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

    6. Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall

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be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

    7. Effectiveness. This Seventh Amendment shall become effective upon its execution and delivery by the respective parties hereto.

    8.   Entire Agreement.  THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.


                                       THE BORROWERS:


                                       GENZYME TRANSGENICS
                                       CORPORATION


                                       By: /s/ John B. Green
                                               Name: John B. Green
                                               Title: Vice President


                                       Address of the Parent:

                                       One Mountain Road
                                       Framingham, MA 01701
                                       Tel: (508) 872-8400
                                       Fax: (508) 872-0827


                                       TSI CORPORATION


                                       By:  /s/ John B. Green
                                       Title: Vice President

                                       TSI MASON LABORATORIES INC.


                                       By: /s/ John B. Green
                                       Title: Vice President

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                                       TSI WASHINGTON
                                       LABORATORIES, INC.


                                       By: /s/ John B. Green
                                       Title: Vice President


                                       TSI REDFIELD LABORATORIES, INC.

                                       By: /s/ John B. Green
                                       Title: Vice President


                                       ARGUS RESEARCH LABORATORIES, INC.


                                       By: /s/ John B. Green
                                       Title: Vice President


                                       TRANSGENIC INVESTMENTS, INC.


                                       By: /s/ John B. Green
                                       Title: Vice President


                                       HEALTH AND SCIENCES
                                       RESEARCH INCORPORATED


                                       By: /s/ John B. Green
                                       Title: Vice President


                                       THE TSI CENTER FOR DIAGNOSTIC
                                       PRODUCTS, INC.


                                       By: /s/ John B. Green
                                       Title: Vice President


                                       BIODEVELOPMENT LABORATORIES, INC.


                                       By: /s/ John B. Green
                                       Title: Vice President


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                                       THE BANK:

                                       BANKBOSTON, N.A. (formerly known as The
                                       First National Bank of Boston)


                                       By: /s/ Walter J. Marullo
                                       Name:Walter J. Marullo
                                       Title: Vice President

                                       Address:

                                       100 Federal Street
                                       Boston, MA 02110
                                       Tel: 617-434-5462
                                       Fax: 617-434-0819

ACCEPTED AND AGREED TO BY:

The Guarantor

GENZYME CORPORATION


By: /s/ Evan Lebson

Title: Vice President and Treasurer